UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23306

Collaborative Investment Series Trust

(Exact Name of Registrant as Specified in Charter)

500 Damonte Ranch, Parkway

Building 700, Unit 700

Reno, Nevada 89521

 (Address of Principal Executive Offices)

Northwest Registered Agent Service, Inc.

8 The Green, Suite B

Dover, Delaware 19901

(Name and address of agent for service)

With copy to :

JoAnn M. Strasser, Thompson Hine LLP

41 S. High Street, Suite 1700

Columbus, Ohio 43215

Registrant's telephone number, including area code: (203) 622-6000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

MERCATOR INTERNATIONAL

OPPORTUNITY FUND

Institutional Class Ticker: MOPPX

Class A Ticker: MOOPX

ANNUAL REPORT

DECEMBER 31, 2022

MERCATOR INVESTMENT MANAGEMENT, LLC

COLLABORATIVE INVESTMENT SERIES TRUST

1-800-869-1679

www.mercatormutualfunds.com

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER

DECEMBER 31, 2022 (UNAUDITED)

Mercator International Opportunity Fund

Fourth Quarter 2022 Report

(Class I Shares: MOPPX & Class A Shares: MOOPX)

Performance Report
Fund / Index	Q4 2022	YTD	1 Year	3 Year Annualized	Since Inception Annualized
MOPPX (CL I) Inception Date: April 2, 2018	15.29%	-43.54%	-43.37%	0.23%	1.90%
MOOPX (CL A) Inception Date: August 30, 2019	15.25%	-43.60%	-43.43%	0.10%	3.13%
MSCI EAFE INDEX	17.34%	-14.45%	-14.45%	0.86%	1.95%

Expense Ratio
Fund	Annual Fund Expense Ratio (net)	Annual Fund Expense Ratio (gross)
MOPPX (CL I) Inception Date: April 2, 2018	1.41%	2.17%
MOOPX (CL A) Inception Date: August 30, 2019	1.55%	2.52%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data quoted. For up-to-date performance data please contact the Fund's transfer agent at 1-800-869-1679.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through April 30, 2023, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.40% and 1.55% of the average daily net assets attributable to the Institutional Class and Class A shares, respectively.

Annual Report | 1

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

The Mercator International Opportunity Fund Report: Q4, 2022

SYDNEY
ONLY
WILDLI
EXPER
COUNTER MEALS
DRINKS
KITCHEN
CAFE

The Mercator Fund rose 15.29% in the 4Q of 2022. Earlier in the year, stock movement had been driven primarily by macro-economic considerations, including the war in Ukraine and rising interest rates, but the fall brought renewed market focus on company fundamentals. Another positive factor for overseas assets in the 4Q was the beginning of a normalization of global currencies. This came about as foreign central banks belatedly followed the Federal Reserve in hiking interest rates.

Compression of Valuation Multiples

Equity markets in 2022 suffered a dramatic compression of valuations. While clearly justified in the case of hugely-overpriced tech stocks, the downswing was indiscriminate and brutal, mowing down virtually all growth stocks regardless of prospects or price.

To be sure, a company with 35% earnings growth does not need a decline in price for valuation compression to take place. Over time, the denominator (earnings) of the PE (Price/Earnings) ratio does it on its own. The value proposition becomes even more enticing when earnings go up AND the price goes down. In the past 12 months we saw multiple examples of this happening. No matter how well companies performed, investors did not believe the growth was sustainable. Too often, stock price bounces in response to strong quarterly numbers were soon overwhelmed by indiscriminate selling. When such selling pressure seemed unjustified, we took a decidedly contrarian approach. We kept buying on dips.

We added selectively to our highest conviction holdings, including Mercadolibre (MELI; 5.79%) https://mercatormutualfunds.com/elite-stock-sales-soar-but-shares-slide-for-latin-americas-amazon/, the British luxury retailer Watches of Switzerland (WOSG:LN; 5.66%) and the British media company Future PLC (FUTR; 3.65%). The latter, to take one example, is growing rapidly by transforming stodgy print magazines into updated online versions. One of their latest acquisitions, Marie Claire, a popular women’s life-style magazine, offers great potential as a vehicle for online advertising as well as eCommerce revenues. Despite this, the stock is trading at an incredible single-digit earnings multiple.

We also added new positions in a couple of steady growth companies. We bought the leading French building material manufacturer Saint-Gobain (SGO:FP; 2.17%) and Europe’s leading low-cost airline Ryanair (RYA:ID; 0.93%). The former is positioned to take full advantage of recent European laws requiring housing improvements that reduce energy consumption. The latter has an exceptionally strong balance sheet, which puts it in

Annual Report | 2

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

a unique position to grow market share while many competitors are still healing from the COVID crisis. We also started to build a position in the British internet company Farfetch (FTCH; 1.24%). It operates leading luxury fashion platforms, including the recently acquired Yoox Net-A-Porter Group. Every one of these companies promises to be a great long-term investment at a very attractive price.

Slowdown or Recession? Europe Will Hold Up Better In Our View

Many economic indicators point to a global slowdown. Unprecedented tailwinds in the form of free money and fiscal profligacy have turned into major headwinds. The Federal Reserve’s recent Quantitative Tightening is having an effect that mirrors and reverses Quantitative Easing’s (QE) wealth effect. Since QE ended, asset prices across the board are down dramatically. Even more than higher interest rates, the contraction of money supply has caused last year’s asset deflation.

Michael Cembalest, Chairman of Market and Investment Strategy of J.P. Morgan Asset Management, writes in his latest letter* that the developed economies are exiting “the largest combined monetary and fiscal experiment in history” and that “a major growth slowdown is coming to the U.S. and Europe”. We agree, but in our view Europe will be in better shape than North America.

Lower equity prices and higher cost of capital, combined with the end of unprecedented fiscal stimuli in the world all point to a slowdown of economic activity, if not a recession. However, a lot of this has been anticipated by the markets. Some markets, especially in Europe, have overreacted. It is time for investors to separate the wheat from the chaff. Not every company is equally vulnerable to a downturn.

European Relative Fiscal Discipline

This may come as a surprise but Europe has been a model of fiscal discipline, at least compared to the U.S. and Japan. The Euro-area’s fiscal discipline rules kept its members from going too far, even during the COVID lockdowns.

As of 2021, the combined gross debts of euro-area governments stood at “only” 95% of gross domestic product. This is up from 86% in 2010 and well above the agreed target of 60%**. However, the increase in Europe’s public debt looks puny compared to our recent “drunken-sailor”-like deficit spending. In the United States, public debt has shot up to 137%*** of GDP, substantially surpassing Europe’s despite the fact that governmental revenues have gone up 40% since 2017!****The biggest debtor in the developed world remains Japan with a 225% ratio.

Abundance of cheap capital is a curse. It inevitably leads to excesses with negative long-term side effects. Japan is a case in point. Its economy is still trying to recover from the bursting of the late-1980’s speculative bubble which left banks with unmanageable loan defaults.

Annual Report | 3

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

Another example is the Japanese chip industry, which also became the victim of monetary excesses. In his book on chip wars*****, Chris Miller describes how cheap and abundant capital led to over-investment in Japanese semiconductor production. An inevitable downturn in global demand followed and crushed factories’ capacity utilization, productivity and profits. Korean and Taiwanese competitors have dominated the business ever since.

Closer to home, the Fed’s policy of improbably cheap money has encouraged politicians to go on a spending spree the like of which has not been seen since World War II. With the cost of debt so low, borrowing became irresistible. Deficits ballooned and debt has reached tens of trillions of dollars.

Today, the Fed’s aggressive hiking of interest rates is finally spooking some lawmakers. Even before the cost of borrowing money shot up, servicing the national debt already accounted for 15% of federal spending. Rolling over the existing debt alone will be very painful.

Like it or not, fiscal discipline is coming to America, be it through lower spending or higher taxes. We have no choice. Europe, on its part, continues to muddle through with already high tax burdens and reasonably high public deficits. Unlike the U.S., we believe Europe is not in for a fiscal shock.

A Warm Winter in Europe, After All

Europe is showing impressive resolve and efficiency in its reaction to the Russian invasion of Ukraine. Quick action has prevented an immediate energy crisis. Natural gas from Norway, the Netherlands, the U.S. and Qatar are replacing Russian supplies. Floating liquefied natural gas (LNG) terminals are being built at record pace. 20 coal-fired plants have been reactivated in Germany. Enormous wind farms are being erected in the North Sea. France is revamping its nuclear facilities. Helped by mild temperatures, it now seems as if Europe is getting through the winter without much disruption. Already gas prices are back to “pre-war” levels on the Old Continent.

A More Assertive Europe

Last summer’s alarming headlines are making way to cautious optimism. The European economy is holding up. The German Chancellor even predicts that his country will avoid a recession in 2023. Investors are returning to the bourses.

The past year was not a good year for world peace. Nor was it a good year for dictators. Putin miscalculated and is now bogged down in a war of attrition. Xi Jinping was forced to make an embarrassing U-turn after years of extreme authoritarian Zero-COVID policies. The Ayatollahs’ regime in Iran is rotten to the core and faces serious social unrest. Turkey’s Erdogan is battling hyperinflation.

All in all, the European democracies have shown more resilience than they are given credit for. Putin’s humiliation has stiffened Western democracies’ backbones. Europe is

Annual Report | 4

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

reasserting itself. Europeans themselves may be the most surprised by this outcome of the war in Ukraine. Notwithstanding the usual vilification of the conservative governments of the former communist countries of Eastern Europe and the name calling between president Macron and Prime Minister Meloni, Europeans have shown remarkable unity. They have rallied around the common enemy. NATO, an entity that lost its raison-d’être after the collapse of the Soviet Union, has similarly been revived by the new threat coming from the east.

European Equities Are Cheap

Starting from the time of the first QE in early 2009, U.S. equities have traded at a premium to the rest of the world. Ben Bernanke’s “wealth effect” did not spill over to overseas assets. Every subsequent QE, up to and including the “mother of all monetary stimuli” caused by the pandemic response in 2020, has reinforced this price discrepancy between American equities and the rest of the world.

Investors like to use recent trends to project the future. But the premium valuation of U.S. equities seems long-lasting only if one looks back a decade or so. The chart above shows that overseas markets used to trade in line with the S&P before the Fed’s massive and repetitive interventions triggered the valuation gap of recent years.

European central banks (ECB) ended up copying the Federal Reserve’s stimulative policies, but with a time lag and less conviction. The ECB only started QE in March of 2015, a full six years after Bernanke’s first move. Most of the speculative money was by then already chasing tech companies in North America. Even after last year’s global correction in stock prices, the S&P average PER was still at 17.5 compared to EMU countries’ average of only 11.9. The U.K. market trades at less than 10 times earnings.

Annual Report | 5

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

Japan, which used to trade at more than 60 times earnings in the late 1980’s, ended the year at 12.5 times projected earnings.******

There seem to be good reasons for these valuation differentials. American technological superiority looms large among them. But, as this technology bubble bursts, the world may soon realize that companies headquartered outside of North America are not necessarily worth less, especially if they are truly global players.

Nor does a good company necessarily become bad because of a slowdown of the economy. On the contrary, the intrinsic value of a great business may become more obvious in tougher times. An initial selloff due to a temporary industry slowdown sometimes creates unique buying opportunities.

Looking ahead at the new year, Europe seems better positioned than the U.S. from a macro-economic point of view. Cycles tend to be more extreme in the New World. At the same time, European stocks are cheap, already having priced in a major economic downturn that may not materialize. Because European stock markets have been less affected by FAANG-type excess and speculation on unicorns, the risk of an upside surprise may be much higher than that of further selloffs on the Old Continent.

Hervé van Caloen, CIO

*https://assets.jpmprivatebank.com/content/dam/jpm-wm-aem/global/pb/en/insights/eye-on-the-market/2023-outlook.pdf

**https://www.washingtonpost.com/business/energy/europes-sovereign-debt-cant-keep-going-up-forever/2022/11/15/918224b4-64ab-11ed-b08c-3ce222607059_story.html

***https://www.dailyfx.com/forex/fundamental/article/guest_commentary/2022/07/08/Debt-to-GDP-Ratio-by-Country-State-of-Global-Debt-2022.html

****The latest Congressional Budget Office report released earlier this month calculated that the federal government collected $4.9 trillion of federal revenue last year. This was up almost $1.5 trillion since 2017, the year before the tax cuts became law.

***** https://www.christophermiller.net/semiconductors-1

******I.B.E.S. 12 month forward consensus by Refinitiv as of December 2022

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 800-869-1679 or at www.mercatormutualfunds.com. The prospectus should be read carefully before investing.

The Fund is distributed by Arbor Court Capital, LLC, member FINRA/SIPC. Arbor Court Capital is not affiliated with Mercator Investment Management, LLC.

Annual Report | 6

MERCATOR INTERNATIONAL OPPORTUNITY FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2022 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2022

FUND/INDEX	ONE YEAR	SINCE INCEPTION*	VALUE
Mercator International Opportunity Fund – Institutional Class	-43.37%	1.97%	$ 10,968
MSCI EAFE Index	-13.92%	2.54%	$ 11,263

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception April 2, 2018 for the Institutional Class

This chart assumes an initial investment of $10,000 made on the closing of April 2, 2018 (commencement of investment operations). Total return is based on the net change in Net Asset Value (“NAV”) and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Morgan Stanley EAFE (Morgan Stanley Capital International Europe Australia Far East) Index measures the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The index is commonly referred to as the EAFE. Securities from the United States and Canada are excluded from the Morgan Stanley EAFE benchmark index. The Morgan Stanley EAFE benchmark index is used for comparison purposes only, and is not meant to be indicative of the Fund's asset composition, performance, or volatility. The performance of the Morgan Stanley EAFE Index is compiled and presented with all dividends reinvested and does not reflect deductions for fees or expenses.  Investors cannot invest directly in an index.

The Fund's total annual operating expenses per the prospectus dated April 30, 2022 before fee waivers are 1.68% for Institutional Class. After fee waivers, the Fund's total annual operating expenses are 1.41% for Institutional Class. For the year ended December 31, 2022, the Fund’s annual operating expenses were waived and reimbursed so as not to exceed 1.40% for Institutional Class of the average daily net assets.

Semi-Annual Report | 7

MERCATOR INTERNATIONAL OPPORTUNITY FUND

CLASS A

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2022 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2022

FUND/INDEX	ONE YEAR	SINCE INCEPTION*	VALUE
Mercator International Opportunity Fund – Class A	-43.43%	3.46%	$ 11.205
MSCI EAFE Index	-13.92%	4.81%	$ 11,698

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception August 30, 2019 for Class A

This chart assumes an initial investment of $10,000 made on the closing of August 30, 2019 (commencement of investment operations). Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Morgan Stanley EAFE (Morgan Stanley Capital International Europe Australia Far East) Index measures the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The index is commonly referred to as the EAFE. Securities from the United States and Canada are excluded from the Morgan Stanley EAFE benchmark index. The Morgan Stanley EAFE benchmark index is used for comparison purposes only, and is not meant to be indicative of the Fund's asset composition, performance, or volatility. The performance of the Morgan Stanley EAFE Index is compiled and presented with all dividends reinvested and does not reflect deductions for fees or expenses.  Investors cannot invest directly in an index.

The Fund's total annual operating expenses per the prospectus dated April 30, 2022 before fee waivers are 1.95% for Class A. After fee waivers, the Fund's total annual operating expenses are 1.56% for Class A. For the year ended December 31, 2022, the Fund’s annual operating expenses were waived and reimbursed so as not to exceed 1.55% for Class A of the average daily net assets.

Semi-Annual Report | 8

MERCATOR INTERNATIONAL OPPORTUNITY FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
2.41%
Communication Services
10.29%
Technology
28.09%
Money Market Fund
2.57%
Consumer Cyclical
36.73%
Industrials
10.61%
Health Care
7.90%
Consumer Defensive
1.40%

Sectors are categorized using Yahoo Finance classifications.

Semi-Annual Report | 9

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2022

Shares		Value

COMMON STOCKS - 97.93%

Advertising Agencies - 2.37%
30,000	CyberAgent, Inc. (Japan)	$ 267,005
5,000	Ströer SE & Co. KGaA (Germany)	233,113
		500,118
Agricultural Inputs - 2.42%
7,000	Nutrien Ltd. (Canada)	511,210

Airlines - 1.55%
25,000	Ryanair Holdings PLC (Ireland) *	326,750

Airport & Air Services - 2.21%
2,000	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR (Mexico)	465,980

Apparel Manufacturing - 3.45%
8,000	Hugo Boss AG (Germany)	463,744
5,000	Moncler SpA (Italy)	264,902
		728,646
Apparel Retail - 2.18%
40,000	Boozt AB (Sweden) *	460,893

Auto Manufactures - 4.15%
100,000	Aston Martin Lagonda Global Holdings PLC ADR (United Kingdom) *	186,356
30,000	Subaru Corp. (Japan)	463,486
7,000	Suzuki Motor Corp. (Japan)	227,815
		877,657
Biotechnology - 2.04%
21,600	ALK-Abello A/S Class B (Denmark) *	298,567
20,000	Onward Medical N.V. (Netherlands) *	133,200
		431,767
Building Products & Equipment - 2.31%
10,000	Compagnie de Saint-Gobain S.A. (France)	488,957

Computer Hardware - 0.91%
120,000	Tobii AB (Sweden) *	192,173

Conglomerates - 3.80%
120,000	Cresud SACIF y A ADR (Argentina)	802,800

Diagnostics & Research - 1.30%
15,492	Lumibird (France)	274,585

Electronic Gaming & Multimedia - 1.87%
34,000	Frontier Developments PLC (United Kingdom) *	395,261

Gambling - 1.82%
24,000	Entain PLC (United Kingdom)	383,672

Grocery Stores - 1.41%
40,000	Ocado Group PLC (United Kingdom) *	298,460

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 10

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2022

Shares		Value

Health Information Services - 1.97%
64,000	RaySearch Laboratories AB Class B (Sweden) *	$ 416,835

Information Technology Services - 1.73%
20,000	Comture Corp. (Japan)	366,217

Internet Content & Information - 2.47%
40,181	Adevinta ASA Class B (Norway) *	268,569
40,000	Uuum, Inc. (Japan) *	252,374
		520,943
Internet Retail - 13.39%
55,000	Farfetch, Ltd. Class A (United Kingdom) *	260,150
1,440	MercadoLibre, Inc. (Uruguay) *	1,218,586
26,100	MonotaRO Co. Ltd. (Japan)	369,324
59,000	Rakuten, Inc. (Japan)	267,950
100,000	Z Holdings Corp. (Japan)	252,984
13,000	Zalando SE (Germany) *	460,693
		2,829,687
Luxury Goods - 5.64%
120,000	Watches of Switzerland Group PLC (United Kingdom) *	1,191,080

Medical Distribution - 1.69%
12,000	Amplifon SpA (Italy)	357,312

Medical Instruments & Supplies - 0.93%
11,000	Olympus Corp. (Japan)	197,145

Packaging & Containers - 1.66%
90,000	DS Smith PLC (United Kingdom)	350,030

Publishing - 3.64%
50,120	Future PLC (United Kingdom)	768,191

Scientific & Technical Instruments - 1.29%
10,000	Jeol Ltd. (Japan)	273,558

Semiconductor Equipment & Materials - 2.35%
3,000	Lasertec Corp. (Japan)	497,091

Semiconductors - 2.36%
29,900	Nordic Semiconductor ASA (Norway) *	499,323

Software-Application - 13.55%
40,000	Accesso Technology Group PLC (United Kingdom) *	400,656
200,000	Kahoot! ASA (Norway) *	396,046
240,000	Learning Technologies Group PLC. (United Kingdom)	335,041
43,000	Materialise NV ADR (Belgium) *	378,400
8,000	Nemetschek SE (Germany)	408,640
12,000	Vitec Software Group AB Class B (Sweden)	480,662
215,000	ZOO Digital Group PLC (United Kingdom) *	462,956
		2,862,401

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 11

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2022

Shares		Value

Software Infrastructure - 4.70%
220	Adyen NV (Netherlands) *	$ 303,377
50,000	BlackBerry Ltd. (Canada) *	163,000
312,000	Boku, Inc. *	526,514
		992,891
Solar - 1.34%
1,000	SolarEdge Technologies, Inc. (Israel) *	283,270

Specialty Industrial Machinery - 0.80%
3,240	Nidec Corp. (Japan)	168,847

Specialty Retail - 4.63%
70,000	Mister Spex SE (Germany) *	301,560
20,000	Musti Group Oyj (Finland)	334,151
100,000	Pets at Home Group PLC (United Kingdom)	343,074
		978,785

TOTAL COMMON STOCKS (Cost $25,350,767) - 97.93%		20,692,535

MONEY MARKET FUND - 2.59%
546,118	First American Government Obligations Fund Class X 4.10% **	546,118
TOTAL MONEY MARKET FUND (Cost $546,118) - 2.59%		546,118

TOTAL INVESTMENTS (Cost $25,896,885) - 100.52%		21,238,653

LIABILITIES LESS OTHER ASSETS - (0.52)%		(109,622)

NET ASSETS - 100.00%		$ 21,129,031

* Non-income producing securities during the period.

**Variable rate security; the rate shown represents the yield at December 31, 2022.

ADR - American Depositary Receipt.

PLC - Public Limited Company

SE - Societas Europaea, Latin term means European Company.

SA - Société Anonyme, a French term for a public limited company.

SACIF y A - Sociedad Anónima Comercial, Inmobiliaria, Financiera y Agropecuaria.

AB - Aktiebolag, the Swedish term for "limited company" or "corporation".

AG  - Aktiengesellschaft, a German term for a public limited company.

SpA - Società per azioni, an Italian term for a public limited company.

KGaA - Kommanditgesellschaft auf Aktien, a German corporate designation standing for partnership limited by shares.

ASA - Allmennaksjeselskap, a Norwegian term for public limited company.

NV - Naamloze Vennootschap, a Dutch term for public limited company.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 12

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2022

As of December 31, 2022 the breakout of the Fund's portfolio by country of issuer was as follows:

Country	% of Net Assets
United Kingdom	25.44%
Japan	17.06%
Germany	8.84%
Sweden	7.34%
Uruguay	5.77%
Norway	5.51%
United States	5.08%
Argentina	3.80%
France	3.61%
Canada	3.19%
Italy	2.94%
Mexico	2.20%
Netherlands	2.07%
Belgium	1.79%
Finland	1.58%
Ireland	1.55%
Denmark	1.41%
Israel	1.34%
100.52%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 13

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2022

Assets:
Investments in Securities at Value (Cost $25,896,885)	$ 21,238,653
Cash	1,000
Receivables:
Dividends and Interest	22,949
Shareholder Subscriptions	36,333
Prepaid Expenses	10,623
Total Assets	21,309,558
Liabilities:
Payables:
Investments Purchased	134,983
Custody Fees	7,519
Adviser Fees	5,172
Administrative Fees	5,516
Distribution Plan (12b-1) Fees	1,171
Trustee Fees	1,490
Transfer Agent and Accounting Fees	2,346
Chief Compliance Officer Fees	762
Treasurer Fees	758
Accrued Expenses	20,810
Total Liabilities	180,527

Net Assets	$ 21,129,031

Net Assets Consist of:
Paid In Capital	$ 34,139,107
Distributable Earnings/(Accumulated Deficit)	(13,010,076)
Net Assets, for 2,132,376 Shares Outstanding	$ 21,129,031

Institutional Class Shares
Net Assets	$ 14,503,497
Shares of beneficial interest outstanding	1,461,402
Net asset value per share	$ 9.92

Class A Shares
Net Assets	$ 6,625,534
Shares of beneficial interest outstanding	670,974
Net asset value per share	$ 9.87

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 14

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income:
Dividends (a)	$ 194,610
Interest	9,563
Total Investment Income	204,173

Expenses:
Advisory fees	231,994
Administrative fees	86,634
Shareholder Servicing fees	44,578
Transfer Agent and Accounting fees	36,992
Custody fees	36,150
Legal fees	18,711
Registration fees	27,399
Audit fees	16,000
Other expenses	12,827
Trustee fees	5,569
Printing and Mailing fees	5,847
Chief Compliance Officer fees	8,262
Distribution Plan (12b-1) fees - Class A	5,704
Treasurer Fees	2,258
Insurance fees	1,323
Total Expenses	540,248
Less fees waived and expenses reimbursed by the Adviser	(145,147)
Net Expenses	395,101

Net Investment Loss	(190,928)

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments	(8,253,897)
Net Change in Unrealized Depreciation on Investments	(12,935,028)
Net Realized and Unrealized Loss on Investments	(21,188,925)

Net Decrease in Net Assets Resulting from Operations	$(21,379,853)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 15

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2022	12/31/2021
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$ (190,928)	$ (364,076)
Net Realized Gain/(Loss) on Investments	(8,253,897)	3,796,886
Unrealized Depreciation on Investments	(12,935,028)	(1,442,789)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(21,379,853)	1,990,021

Distributions:
Distributions to Shareholders - Institutional Class	(3,362)	(3,046,819)
Distributions to Shareholders - Class A	(1,522)	(388,024)
Return of Capital - Institutional Class	-	-
Return of Capital - Class A	-	-
Total Distributions	(4,884)	(3,434,843)

Capital Share Transactions
Institutional Class	(18,564,605)	32,038,770
Class A	3,286,412	2,175,888
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(15,278,193)	34,214,658

Total Increase/(Decrease) in Net Assets	(36,662,930)	32,769,836

Net Assets:
Beginning of Year	57,791,961	25,022,125

End of Year	$21,129,031	$57,791,961

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 16

MERCATOR INTERNATIONAL OPPORTUNITY FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year/period.

Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Period Ended 12/31/2018 [c]
Net Asset Value at Beginning of Year/Period	$ 17.52	$ 16.29	$ 10.88	$ 7.84	$ 10.00
Gain/(Loss) From Investment Operations:					
Net Investment Loss *	(0.08)	(0.15)	(0.12)	(0.03)	(0.04)
Net Gain/(Loss) on Securities (Realized and Unrealized)	(7.52)	2.47	6.19	3.07	(2.12)
Total from Investment Operations	(7.60)	2.32	6.07	3.04	(2.16)
Distributions:					
Net Investment Income	-	-	-	-	-
Realized Gains	(0.00) ^	(1.09)	(0.64)	-	-
Return of Capital	-	-	(0.02)	-	-
Total from Distributions	(0.00)	(1.09)	(0.66)	-	-
Net Asset Value at End of Year/Period	$ 9.92	$ 17.52	$ 16.29	$ 10.88	$ 7.84
Total Return **	(43.37)%	14.27%	55.77%	38.78%	(21.60)% [b]
Ratios/Supplemental Data:					
Net Assets at End of Year/Period (Thousands)	$ 14,503	$ 51,453	$ 21,028	$ 11,878	$ 4,592
Ratio of Expenses to Average Net Assets					
Before Reimbursement	1.94%	1.67%	2.16% [e]	2.81%	5.47% [a]
After Reimbursement [d]	1.40%	1.40%	1.37% [e]	1.19%	1.19% [a] [+]
Ratio of Net Investment Loss to Average Net Assets					
After Reimbursement [d]	(0.69)%	(0.81)%	(0.96)%	(0.27)%	(0.53)% [a]
Portfolio Turnover	43.94%	60.78%	51.26%	25.52%	55.89% [b]

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

+ The ratio of expense after reimbursement has been voluntarily decreased by additional 0.46%.

^ Amount is less than $0.005

(a) Annualized.

(b) Not annualized.

(c) For the period April 2, 2018 (commencement of investment operation) through December 31, 2018.

(d) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements.

(e) Expenses includes 0.20% of administrative fees which were voluntarily waived by the administrator for the year ended December 31, 2020. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 17

MERCATOR INTERNATIONAL OPPORTUNITY FUND

CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year/period.

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

^ Amount is less than $0.005

(a) Annualized.

(b) Not annualized.

(c) For the period August 30, 2019 (commencement of investment operation) through December 31, 2019.

(d) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements.

(e) Expenses includes 0.20% of administrative fees which were voluntarily waived by the administrator for the year ended December 31, 2020. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 18

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2022

1.  ORGANIZATION

The Mercator International Opportunity Fund (the “Fund”) is a diversified series of the Collaborative Investment Series Trust (the “Trust”).  The Trust is a Delaware statutory trust and is registered as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund, along with additional series are currently authorized by the Board of Trustees (the “Board” or “Trustees”). The Fund commenced investment operations on April 2, 2018. The Board has authorized two classes of shares: Institutional Class and Class A shares. Each class is subject to different expenses. Each class differs as to distribution fees, such that Institutional Class shares have no distribution fees but there is a higher minimum initial investment required. See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

The Fund’s investment objective is long-term growth of capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTION TIMING: For financial reporting purposes, investment transactions are accounted for on the trade date.  Dividend income and distributions to shareholders are recognized on the ex-dividend date. Non-cash dividend income is recorded at fair market value of the securities received.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted or amortized over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the appropriate country’s rules and tax rates.

FEDERAL INCOME TAXES: The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on

Semi-Annual Report | 19

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund typically distributes substantially all of its net investment income and realized gains in the form of dividends and taxable capital gains to its shareholders. The Fund intends to distribute dividends and capital gains at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Semi-Annual Report | 20

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

FOREIGN TAXES:  The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s NAV is calculated once daily, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The net assets are determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total net assets are divided by the total number of shares outstanding to determine the NAV of each share.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific fund of the Trust will be allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

3.  SECURITY VALUATIONS

Processes and Structure

The Board has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Fund’s adviser, Mercator Investment Management, LLC (the “Adviser”), the responsibility for determining fair value prices, subject to oversight by the Board.

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser (“Fair Value Pricing”), subject to review by the Board.  The Adviser must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that

Semi-Annual Report | 21

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Fixed income securities generally are valued using market quotations provided by a pricing service.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, when the Board has determined that it will represent fair value.

Fair Value Measurements

The Fund values its investments at fair value. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities (domestic and foreign common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Semi-Annual Report | 22

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

The following table presents information about the Fund’s investments measured at fair value as of December 31, 2022, by major security type:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 20,692,535	$ -	$ -	$ 20,692,535
Money Market Fund	546,118	$ -	$ -	546,118
Total	$ 21,238,653	$ -	$ -	$ 21,238,653

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

During the year ended December 31, 2022, there were no transfers between Level 3 in the Fund. The Fund did not hold any Level 3 securities during the period presented.

Semi-Annual Report | 23

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Under the terms of a management agreement between the Trust and the Adviser, with respect to the Fund (the “Agreement”), the Adviser, subject to the oversight of the Board, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. Under the advisory agreement, the Fund pays Adviser an annual advisory fee of 0.84% of the Fund’s daily average net assets. The advisory agreement remained in effect for an initial two-year period and may be renewed by the Board annually thereafter. For the year ended December 31, 2022, the Adviser earned $231,994 in advisory fees from the Fund.

The Adviser contractually agreed to reduce its fees and to reimburse expenses, at least through April 30, 2023, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.40% and 1.55% of the average daily net assets attributable to the Institutional Class and Class A shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment.

For the year ended December 31, 2022, the Adviser waived advisory fees of $145,147. As of December 31, 2022, the unreimbursed amounts paid or waived by the Adviser on behalf of the Fund is $362,069, subject to future recoupment as follows:

Recoverable Through	Amount Recoverable
December 31, 2023	$106,046
December 31, 2024	$110,876
December 31, 2025	$145,147

As of December 31, 2022, the Fund owed the Adviser $5,172.

On April 18, 2019, the Adviser obtained a Line of Credit from Collaborative Fund Services, LLC (“CFS”) in the amount of $200,000.  The Line of Credit had a Maturity Date of the earlier of February 1, 2021 or the date the Adviser ceases to conduct business with CFS.  On March 22, 2021, the Maturity Date on the Line of Credit was extended to the earlier of February 1, 2023 or the date the Adviser ceases to conduct business with CFS. On February 1, 2023, the Maturity Date on the Line of Credit was extended to the earlier of February 28, 2025 or the date the Adviser ceases to conduct business with CFS.  Effective September 9, 2021, the Line of Credit was assigned to Belpointe Services, LLC., an affiliate of CFS. As of December 31, 2022, the unpaid balance owed by the Adviser to Belpointe is $52,891.

Semi-Annual Report | 24

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

ADMINISTRATOR AND COMPLIANCE SERVICES: Effective June 1, 2019, the Trust, on behalf of the Fund, entered into an Administration and Compliance Agreement with CFS. CFS serves as the Trust’s Administrator and provides compliance services to the Fund. CFS is paid an annual fee of 0.35% of the Fund’s average daily net assets. Greg Skidmore is the President of CFS, and is also an Interested Trustee. For the year ended December, 2022, CFS earned $86,634 for these services. As of December 31, 2022, the Fund owed CFS $5,516. CFS voluntarily waived certain administrative fees that would have been otherwise payable by the Adviser as a result of the operating expense limitation agreement.

TRANSFER AGENT AND FUND ACCOUNTANT: Mutual Shareholder Services, LLC (“MSS”), the Fund’s transfer agent and fund accountant, receives an annual fee from the Fund of $11.50 per shareholder for transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average net assets of the Fund.

DISTRIBUTION (12B-1) PLAN AND SHAREHOLDER SERVICING FEES: The Trust, with respect to the Fund, adopted a distribution plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for Class A shares with Arbor Court Capital, LLC (“Distributor”). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Class A shares.  The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund’s Class A. The Distributor is an affiliated entity to the Trust’s transfer agent and fund accountant. For the year ended December 31, 2022, the Fund accrued $5,704 for Class A. The Fund owes the Distributor $1,171 at December 31, 2022 for Distribution fees.

Shareholder servicing fees may be in addition to the Rule 12b-1 fees and any sales charges. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Certain administrative fees, such as sub-transfer agency or sub-administrative fees, may be payable by the Fund. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.

5.  INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2022, were as follows:

Purchases	$ 12,276,264
Sales	$ 26,895,121

Semi-Annual Report | 25

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

6.  CAPITAL SHARE TRANSACTIONS

At December 31, 2022, there were unlimited shares authorized at no par value for the Fund.  Transactions in capital for the years ended December 31, 2022 and 2021 were as follows:

Institutional Class	January 1, 2022 through December 31, 2022		January 1, 2021 through December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	556,160	$ 6,642,254	2,438,858	$ 46,986,570
Shares Reinvested	335	3,315	172,188	3,004,677
Shares Redeemed	(2,032,617)	(25,210,174)	(964,070)	(17,952,477)
Net Increase/(Decrease)	(1,476,122)	$(18,564,605)	1,646,976	$ 32,038,770

Class A	January 1, 2022 through December 31, 2022		January 1, 2021 through December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	381,154	$ 4,157,793	165,686	$ 3,115,529
Shares Reinvested	152	1,505	21,862	380,181
Shares Redeemed	(73,559)	(872,886)	(69,924)	(1,319,822)
Net Increase	307,747	$ 3,286,412	117,624	$ 2,175,888

7.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

8.  TAX MATTERS

For federal income tax purposes, the cost of investments owned at December 31, 2022 is $26,147,361. As of December 31, 2022, the gross unrealized appreciation on a tax basis totaled $2,323,726 and the gross unrealized depreciation totaled $7,232,434 for a net unrealized depreciation of $4,908,708.

The difference between the book cost and tax cost of investments of the Fund represents disallowed wash sales for tax purposes.

As of December 31, 2022, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Unrealized appreciation (depreciation)	$ (4,908,708)
Capital Loss Carryforwards	(8,101,368)
Accumulated Deficit	$ (13,010,076)

Semi-Annual Report | 26

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

As of December 31, 2022, the Fund recorded permanent book/tax differences of $183,345 from paid in capital to distributable earnings due to net operating losses.

As of December 31, 2022, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Short-term non-expiring	$ 6,755,764
Long-term non-expiring	1,345,604
Total	$ 8,101,368

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

For the year ended December 31, 2022, the Fund paid an ordinary distribution of $3,252, and a long-term capital gain distribution of $1,632.

For the year ended December 31, 2021, the Fund paid an ordinary distribution of $403,664, and a long-term capital gain distribution of $3,031,179.

9.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2022, TD Ameritrade, Inc. held in omnibus accounts for the benefit of others approximately 81% of the voting securities of the Fund and may be deemed to control the Fund.

10.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy,

Semi-Annual Report | 27

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure or recognition.

Semi-Annual Report | 28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Mercator International Opportunity Fund and

Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercator International Opportunity Fund (the “Fund”), a series of Collaborative Investment Series Trust, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years or periods ended December 31, 2019, and prior, were audited by other auditors whose report dated February 24, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

March 1, 2023

Semi-Annual Report | 29

MERCATOR INTERNATIONAL OPPORTUNITY FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2022 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held during the entire six-month period, July 1, 2022 through December 31, 2022.

Actual Expenses

The actual line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Semi-Annual Report | 30

MERCATOR INTERNATIONAL OPPORTUNITY FUND

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

Mercator International Opportunity Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2022	December 31, 2022	July 1, 2022 to December 31, 2022

Actual	$1,000.00	$1,029.28	$7.16
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.15	$7.12

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mercator International Opportunity Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2022	December 31, 2022	July 1, 2022 to December 31, 2022

Actual	$1,000.00	$1,028.36	$7.92
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.39	$7.88

* Expenses are equal to the Fund's annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report | 31

MERCATOR INTERNATIONAL OPPORTUNITY FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2022 (UNAUDITED)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Form N-PORT is available on the SEC’s web site at http://www.sec.gov. You may also obtain copies by calling the Fund at 1-800-869-1679, free of charge.

PROXY VOTING

The Fund’s proxy voting policies, procedures and voting records relating to common stock securities in the Fund’s investment portfolio, for the most recent twelve month period ended June 30, are available without charge, upon request, by calling the Fund’s toll-free telephone number 1-800-869-1679.  The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund’s proxy information is also available on the SEC’s website at http://www.sec.gov.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Semi-Annual Report | 32

MERCATOR INTERNATIONAL OPPORTUNITY FUND

TRUSTEES & OFFICERS

DECEMBER 31, 2022 (UNAUDITED)

The following tables provide information about the Board and the senior officers of the Trust. Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, and principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is 500 Damonte Ranch Parkway, Building 700, Unit 700, Reno, NV 89521. Unless otherwise noted, each officer is elected annually by the Board.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name Address[2] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dean Drulias, Esq. Birth Year: 1947	Trustee	Indefinite/ November 2017 - present	Attorney (self-employed), since 2012	16	None
Shawn Orser Birth Year: 1975	Trustee	Indefinite/ November 2017 - present	CEO, Seaside Advisory (6/2016-Present); Executive Vice President, Seaside Advisory (2009-6/2016).	16	None
Fredrick Stoleru Birth Year: 1971	Trustee	Indefinite/ November 2017 - present	Chief Executive Officer and President of Atlas Resources LLC (since February 2017), Senior Vice President, Atlas Energy, (2015-2017), Vice President of the General Partner of Atlas Growth Partners, L.P. (since 2013)	16	None
Ronald Young Jr. Birth Year: 1974	Trustee	Indefinite/ March 2020 - present	President – Young Consulting, Inc. (2008-Present); President – Tri State LED, Inc. (2010-Present).	16	None

1The “Fund Complex” consists of the Collaborative Investment Series Trust.

2 The address for each Trustee listed is 500 Damonte Ranch Parkway, Building 700, Unit 700, Reno, NV 89521.

The Independent trustees are paid fees based on the amount of a Fund’s assets.

The Fund’s SAI references additional information about the Trustees and is available free of charge, upon request, by calling toll free at 1-800-869-1679.

Semi-Annual Report | 33

MERCATOR INTERNATIONAL OPPORTUNITY FUND

TRUSTEES & OFFICERS (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address[3] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gregory Skidmore[1] Birth Year: 1976	Trustee and President	Indefinite/ November 2017 - present	President, Belpointe Asset Management, LLC (since 2007).	16	None
Kyle R. Bubeck Birth Year: 1955	Chief Compliance Officer	Since October 2021	President and Founder of Beacon Compliance Consulting, Inc. (since 2010); CFO and CCO of Trendstar Advisors, LLC (2003 to 2009).	N/A	N/A
William McCormick Birth Year: 1964	Treasurer	Since October 2021	Senior Wealth Advisor – Belpointe Asset Management (since 2019); Wealth Advisor – Advisory Services Network (2016 to 2019).	N/A	N/A
Brad Rundbaken Birth Year: 1970	Secretary	Since October 2021	Manager – Collaborative Fund Services, LLC (since 2018); Wealth Advisor – Belpointe Asset Management (2015 to 2018).	N/A	N/A

1 Gregory Skidmore is considered an “Interested” Trustee as defined in the 1940 Act because of their ownership interest in Collaborative Fund Services, LLC.

2The “Fund Complex” consists of the Collaborative Investment Series Trust.

3 The address for each Trustee and Officer listed is 500 Damonte Ranch Parkway, Building 700, Unit 700, Reno, NV 89521.

Semi-Annual Report | 34

PRIVACY NOTICE

COLLABORATIVE INVESTMENT SERIES TRUST

FACTS	WHAT DOES THE COLLABORATIVE INVESTMENT SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●Social Security number and wire transfer instructions

●account transactions and transaction history

●investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Collaborative Investment Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Do we share information?	Can you limit sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-800-595-4866

Semi-Annual Report | 35

PRIVACY NOTICE (Continued)

What we do:
How does the Collaborative Investment Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Collaborative Investment Series Trust collect my personal information?

We collect your personal information, for example, when you

●open an account or deposit money

●direct us to buy securities or direct us to sell your securities

●seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●affiliates from using your information to market to you.

●sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ●The Collaborative Investment Series Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control.  They can be financial and non-financial companies.

●The Collaborative Investment Series Trust does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ●The Collaborative Investment Series Trust doesn’t jointly market.

Semi-Annual Report | 36

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Semi-Annual Report | 37

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Semi-Annual Report | 38

Investment Adviser

Mercator Investment Management, LLC

Distributor

Arbor Court Capital, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank N.A.

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

This report is provided for the general information of the Fund’s shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

A copy of the registrant’s Code of Ethics is filed herewith. Copies of the code of ethics would be made available free of charge, by writing or calling the Fund at 1-800-869-1679 or by mail to 8000 Town Centre Drive Suite 400 Broadview Heights, OH  44147.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Fred Stoleru is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stoleru is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2022

$ 13,000

FY 2021

$ 12,000

(b) Audit-Related Fees

Registrant

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

N/A

(c) Tax Fees

Registrant

FY 2022

$ 3,000

FY 2021

$ 3,000

Nature of the fees:

Tax filing and preparation.

(d) All Other Fees

Registrant

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(f)  Not applicable

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY

2022

  N/A

  N/A

FY

2021

  N/A

  N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)

 A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Collaborative Investment Series Trust

By /s/ Gregory Skidmore

* Gregory Skidmore

   Trustee and President/Chief Executive Officer of the Trust

Date:  March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gregory Skidmore

* Gregory Skidmore

   Trustee and President/Chief Executive Officer of the Trust

Date:  March 3, 2023

By /s/ Bill McCormick

* Bill McCormick

   Treasurer/Chief Financial/Principal Accounting Officer of the Trust

Date:  March 3, 2023